UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2030 Main Street, Suite 1500

Irvine, California 92614

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (949) 526-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Stockholders of Aerie Pharmaceuticals, Inc. (the “Company”), held on June 8, 2017, the Company’s stockholders (1) elected the persons listed below as directors to serve on the Board of Directors (the “Board”) for a three-year term and (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The table below sets forth the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, as applicable, for each matter voted upon by the Company’s stockholders.

	Votes For	Votes Withheld	Broker Non-Votes
Proposal 1: Election of Directors
Vicente Anido, Jr., Ph.D.	23,784,182	306,318	6,611,356
Benjamin F. McGraw, III, Pharm.D	23,688,681	401,819	6,611,356
Julie McHugh	8,816,150	15,274,350	6,611,356
	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2: Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm	30,568,019	51,693	82,144	—

Item 8.01.	Other Events.

The qualifications of the three candidates for director were evaluated and considered by both the Board and the Nominating and Corporate Governance Committee of the Board. As disclosed in the Company’s Schedule 14A 2017 Proxy Statement, the Board determined that, in light of prior business experience and service on the Board, each of the three candidates for director possessed the qualifications and skills to continue serving as a member of the Board. During the Company’s fiscal year ended December 31, 2016, each of the three candidates for director attended more than seventy-five percent (75%) of all Board meetings. In addition, each of the three candidates for director attended more than seventy-five percent (75%) of all meetings of the Board committee(s) on which they served during such period, except for Ms. McHugh, who attended four of seven meetings of the Audit Committee of the Board (the “Audit Committee”). With respect to the three meetings of the Audit Committee which Ms. McHugh did not attend, Ms. McHugh notified Company management and the other members of the Audit Committee of her absence in advance of each meeting and independently reviewed and discussed with Company management and the other members of the Audit Committee the materials and topics covered at those meetings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: June 9, 2017	By:	/s/ Richard J. Rubino
Richard J. Rubino
Chief Financial Officer and Secretary